SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 1999


                                AMERICREDIT CORP.
             (Exact name of registrant as specified in its charter)



             Texas                       1-10667              75-2291093
(State or other jurisdiction of     (Commission File         (IRS Employer
        incorporation)                   Number)          Identification No.)

200 Bailey Avenue, Fort Worth, Texas                  76107
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (817) 332-7000


                                (Not Applicable)
 (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).  EXHIBITS

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99       Press Release


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICREDIT CORP.
                                  (Registrant)


Date: April 12, 1999              By: /s/ Daniel E. Berce
                                     -------------------------------------------
                                     Daniel E. Berce
                                     Vice Chairman of the Board and Chief
                                     Financial Officer


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                                INDEX TO EXHIBITS


    Exhibit                                                        Sequentially
      No.                  Exhibit                                Numbered Page
      ---                  -------                                -------------

      99           Press Release





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